UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2007

ATS Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51552	11-3747850
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

7915 Jones Branch Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 506-0088

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

                On October 25, 2007, ATS Corporation, a Delaware corporation (the “Corporation”) and Dr. Edward Bersoff, the Corporation’s Chairman, President and Chief Executive Officer, entered into an amendment to the employment agreement of Dr. Bersoff extending his employment term as Chief Executive Officer through December 31, 2008.

                The foregoing description of the amendment to Dr. Bersoff’s employment agreement is qualified by reference to the complete terms of the agreement, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

10.1         Amended and Restated Employment Agreement by and between ATS Corporation and Dr. Edward H. Bersoff, dated October 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       October 25, 2007

ATS CORPORATION

By:	/s/ Edward H. Bersoff
Dr. Edward H. Bersoff
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement by and between ATS Corporation and Dr. Edward H. Bersoff, dated October 25, 2007